                                                                      Exhibit 23


                        Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectuses of our report dated January 31, 2001, with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2000:

              Registration Statement Number                                         Description
              -----------------------------                                         -----------

                       33-40433                             Form S-3, pertaining to the private placement of 900,000
                                                                  shares of the Company's common stock in May, 1991.
                       33-47296                             Form S-8, pertaining to the Company's Stock Purchase and
                                                                  Loan Plan.
                       33-48000                             Form S-8, pertaining to the Company's Stock Option Plan.
                       33-58201                             Form S-8, pertaining to the Employee's Stock Purchase Plan.
                       333-11207                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 1,679,840 shares of the Company's
                                                                  Common Stock.
                       333-15133                            Form S-3, pertaining to the Company's Dividend
                                                                  Reinvestment and Stock Purchase Plan.
                       333-32829                            Form S-8, pertaining to the Company's Stock Purchase and
                                                                  Loan Plan.
                       333-42691                            Form S-8, pertaining to the Company's Stock Option Plan.
                       333-44463                            Form S-3, pertaining to the Company's Dividend
                                                                  Reinvestment and Stock Purchase Plan.
                       333-48557                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 104,920 shares of Common Stock and
                                                                  104,920 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-53401                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 1,528,089 shares of Common Stock and
                                                                  1,528,089 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-64281                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 849,498 shares of Common Stock and
                                                                  849,498 rights to Purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-72885                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 130,416 shares of Common Stock and
                                                                  130,416 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-75897                            Form S-8, pertaining to the Company's Long Term Incentive
                                                                  Plan.
                       333-77107                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 1,023,732 shares of Common Stock and
                                                                  1,023,732 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.


              Registration Statement Number                                         Description
              -----------------------------                                         -----------
                       333-77161                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 481,251 shares of Common Stock and
                                                                  481,251 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-80279                            Form S-8, pertaining to the Company's Open Market Purchase
                                                                  Program.
                       333-82929                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  private placement of 95,119 shares of Common Stock and
                                                                  95,119 rights to purchase Series C Junior Participating
                                                                  Redeemable Preferred Stock.
                       333-92667                            Form S-3, Shelf Registration Statement, pertaining to the
                                                                  registration of $616,058,554 of Common Stock, Preferred
                                                                  Stock and Debt Securities.



                                                               Ernst & Young LLP

Richmond, Virginia
March 9, 2001